Exhibit 99.2

APRIL 2016 I FAQs—Statement Change 1. Why isn’t the value of my investment in Behringer Harvard Opportunity REIT I, Inc. provided on my statement? Behringer Harvard Opportunity REIT I, Inc. (“the Company”) has issued an estimated share value on an annual basis since 2009. The Company is in the late stages of the asset disposition phase of its lifecycle with few assets remaining to be sold. The Company’s board of directors elected not to establish a new estimated share value (ESV) in 2015 since a new ESV could inadvertently serve as a cap on asset values that buyers might pay. The board also considered the fact that a valuation analysis of the Company’s assets would be performed and disclosed in connection with seeking shareholder approval of a liquidation plan or other exit strategy. Therefore, beginning with the second quarter of 2016, a separate customer statement for this investment will reflect the current number of shares. 2. What was the most recent valuation? The most recent ESV of $3.58 was established in November 2014. This ESV was based on the estimated value of Company assets, less the estimated liabilities as of September 30, 2014. That ESV did not take into account property selling costs, liquidation costs or the challenging market conditions that have developed since those assets were valued.* Given these factors, management currently estimates that the amount of any final liquidating distribution will be less than $3.58 per share. 3. When will the Company conduct the next Estimated Share Value (ESV)? The board of directors expects that a valuation analysis will be performed in connection with seeking shareholder approval of a liquidation plan or other exit strategy. This analysis will take into account such factors as property selling costs and final liquidation costs. 4. When does the Company expect to finalize the disposition process? The board of directors is focused on an orderly disposition of the Company’s remaining assets or other appropriate exit strategy in the best interest of the shareholders. The board of directors can make no assurances as to the timing in which this process will be completed. Economic or market conditions may cause the Company to hold its investments for a longer period of time or sell an investment at a lower than anticipated price. 5. Whom do I contact with additional questions about my investment? If you have further questions about this matter, contact your financial advisor or shareholder services for Behringer Harvard Opportunity REIT I at 866.655.3650. *A full description of the methodologies used to determine the ESV is included in Part II, Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities-Market Information” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. This material is intended for informational purposes only and is neither an offer to sell nor the solicitation of an offer to buy any security. Behringer Harvard Opportunity REIT I, Inc. is no longer in offering and is closed to new investments. Behringer harvard OppOrtunity reit i, inc.

I FORWARD-LOOKING STATEMENTS This document contains forward-looking statements, including discussion and analysis of the financial condition of the Company and its subsidiaries and other matters. These forward-looking statements are not historical facts but are the intents, beliefs or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this document. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. IMPORTANT RISK FACTORS TO CONSIDER Factors that could cause actual results to differ materially from any forward-looking statements made in the document include, but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our ability to retain our executive officers and other key personnel of our Advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our Advisor and its affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission. 3656-1 © 2016 Behringer • Published 04/16 Behringer harvard OppOrtunity reit i, inc.